Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of M/A-COM Technology Solutions Holdings, Inc. (the “Company”) on Form 10-Q for the three months ended June 28, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John Croteau, as President and Chief Executive Officer of the Company, and Conrad R. Gagnon, as Chief Financial Officer of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: August 5, 2013

By:	/s/ John Croteau
John Croteau
President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Conrad Gagnon
Conrad Gagnon
Chief Financial Officer
(Principal Financial Officer)